UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM  8K-A

                                 CURRENT  REPORT

                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934


                Date of Event Requiring Report: December 27, 2001
                                               ------------------


                          INTERNATIONAL WIRELESS, INC.
             ------------------------------------------------------
             (Exact name of Registrant as Specified in Its Charter)


          Maryland                       000-27045              36-4286069
----------------------------    ------------------------    ------------------
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
     of Incorporation)                                      Identification No.)


                              120 Presidential Way
                                Woburn, MA 01801
                   ------------------------------------------
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code:  (781) 939-7252
                                                          ------------------


           -----------------------------------------------------------
          (Former name or former address, if changes since last report)


ITEM  1.  CHANGES  IN  CONTROL  OF  REGISTRANT.

          On or about January 16, 2002 the Registrant submitted Form 8K describing a change of control of the Registrant that occurred on December 27, 2001, in conjunction with the closing under an Acquisition Agreement dated December 27, 2001, between the Registrant and International Wireless, Inc. a Delaware corporation with its corporate headquarters located in Woburn, Massachusetts (hereinafter "International Wireless"). Certain information regarding the amount of shares in question was inaccurate and hereby corrected.

          The closing under the Acquisition Agreement consisted of a stock for stock exchange in which the Registrant acquired all of the issued and outstanding common stock of International Wireless in exchange for the issuance of 9,495,014 shares of its common stock and not 9,721,080 shares as originally reported, after a 9 for 1 reverse split of the Registrants outstanding shares. As a result of this transaction, International Wireless became a wholly-owned subsidiary of the Registrant.

           The Agreement was approved after completion of its due-diligence by the unanimous consent of the Board of Directors of Origin and International Wireless. As a result of this Acquisition, a change in control of Origin has occurred. Prior to the Agreement, Origin had 10,988,010 shares of common stock and not 9,485,569 shares of common stock issued and outstanding as originally reported. Following the closing, and an agreed to 9 for 1 reverse split, Origin has 1,220,890 shares of common stock and not 1,215,058 shares of common stock outstanding as originally reported. The 9,495,014 shares of common stock have been issued to thirty seven different shareholders. Stanley A. Young the new Chairman of the Board owns 1,085,114 shares directly and is attributable to owning a total of 6,188,764 through relations and funds under his control.

ITEM  5.  OTHER  EVENTS.

          On or about November 13, 2001 the Registrant (then called Origin Investment Group, Inc.) filed a proxy statement on Form DEF 14A which disclosed that on August 13, 2001 the Company contacted all of its warrant holders and offered that in exchange for their agreement to exercise their warrants within 10 business days of the Company giving them written notice that the five day average closing bid price of the Company's common stock equaled or exceeded 150% of the redemption price of their warrants, that their warrants would not be subject to adjustment otherwise required in the event of a recapitalization of the Company caused by a merger, acquisition or other similar reverse split ("Calability Clause"). However the proxy failed to disclose that:

          - Mr. Laborde, the President and Chairman of the Board of the Registrant at the time and Mr. Rizvi, the former President, member of the Board and its attorney were the holders of 400,000 of these warrants with an exercise price of $0.10 and $0.20.

          - The actual warrant agreements held by Mr. Laborde and Mr. Rizvi received substantially different exercise rights than as represented in the proxy; their warrant agreements did not contain the Callability Clause.

          Based on the information above, and the Registrant's belief that the 400,000 warrants in issue held by Mr. Laborde and Mr. Rizvi were issued improperly, the Registrant has decided not to honor them.

          See financial statements Note 14 - Other Matter for further detail.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

          On or about January 16, 2002 the Registrant submitted Form 8K describing a change of control of the Registrant that occurred on December 27, 2001, as a result of its acquisition of International Wireless, Inc. a Delaware corporation with its corporate headquarters located in Woburn, Massachusetts.

          The audited financial statements were not available at the time of the initial filing on Form 8K are provided in this Form 8K-A.

                          INTERNATIONAL WIRELESS, INC.
                          (A Development Stage Company)

                        CONSOLIDATED FINANCIAL STATEMENTS

                      For the Year Ended December 31, 2001

                                                    INTERNATIONAL WIRELESS, INC.


                                                                        CONTENTS
--------------------------------------------------------------------------------

                                                                            Page
                                                                            ----

INDEPENDENT AUDITORS' REPORT                                                   1

CONSOLIDATED FINANCIAL STATEMENTS

  Balance Sheet                                                              2-3
  Statement of Operations                                                      4
  Statement of Stockholders' Equity                                            5
  Statement of Cash Flows                                                    6-7


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS                                  8-19

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------


To  the  Board  of  Directors  of
International  Wireless,  Inc.


We have audited the accompanying consolidated balance sheet of International Wireless, Inc. and Subsidiary (a Development Stage Company) as of December 31, 2001 and the related consolidated statements of operations, stockholders' equity and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of International Wireless, Inc. and Subsidiary as of December 31, 2001, and the results of its operations and its cash flows for the year ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, the Company incurred a net loss of $4,392,638, and there are existing uncertain conditions that the Company faces relative to its capital raising activities. These conditions raise substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters also are described in Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                                                \s\  Marcum & Kliegman LLP

February 22, 2002
New York, New York

                                                    INTERNATIONAL WIRELESS, INC.
                                                   (A Development Stage Company)

                                                      CONSOLIDATED BALANCE SHEET

                                                               December 31, 2001
--------------------------------------------------------------------------------

                                     ASSETS
                                     ------

CURRENT ASSETS
--------------
  Cash and cash equivalents                                   $ 54,310
  Marketable securities, at market value                        93,279
  Prepaid expenses                                             164,117
                                                              --------

Total Current Assets                                                    $311,706
                                                                        --------

PROPERTY AND EQUIPMENT, Net                                               74,300
---------------------------                                             --------

OTHER ASSETS
------------
  Loans receivable, related parties                            292,915
  Security deposit                                              41,856
                                                              --------

Total Other Assets                                                       334,771
                                                                        --------

TOTAL ASSETS                                                            $720,777
                                                                        ========

   The accompanying notes are an integral part of these financial statements.

                                                            INTERNATIONAL WIRELESS, INC.
                                                           (A Development Stage Company)

                                                              CONSOLIDATED BALANCE SHEET

                                                                       December 31, 2001
----------------------------------------------------------------------------------------

                          LIABILITIES AND STOCKHOLDERS' EQUITY
                          ------------------------------------


CURRENT LIABILITIES
-------------------
  Accounts payable and accrued expenses                           $   260,593
  Loans payable                                                        42,000
  Notes payable, related parties                                      146,830
  Current portion of capital lease obligations                          7,986
                                                                  ------------

          Total Current Liabilities                                             $457,409

OTHER LIABILITIES
-----------------
Capital lease obligations, less current portion                                   20,520
                                                                                --------

          TOTAL LIABILITIES                                                      477,929
                                                                                --------

STOCKHOLDERS' EQUITY
--------------------
  Preferred stock, $.001 par value, 5,000,000 shares authorized;
    none issued and outstanding                                            --
  Common stock, $.009 par value, 50,000,000 shares authorized;
    10,715,904, issued and outstanding                                 96,443
  Additional paid-in capital                                        4,682,116
  Subscription receivable                                            (143,073)
  Deficit accumulated during development stage                     (4,392,638)
                                                                  ------------

          TOTAL STOCKHOLDERS' EQUITY                                             242,848
                                                                                --------

          TOTAL LIABILITIES AND STOCKHOLDERS'
          EQUITY                                                                $720,777
                                                                                ========

   The accompanying notes are an integral part of these financial statements.

                                                    INTERNATIONAL WIRELESS, INC.
                                                   (A Development Stage Company)

                                            CONSOLIDATED STATEMENT OF OPERATIONS

                                            For the Year Ended December 31, 2001
--------------------------------------------------------------------------------

OPERATING EXPENSES
------------------
  General and administrative expenses                               $ 1,276,646
                                                                    ------------

          TOTAL OPERATING EXPENSES                                    1,276,646

OTHER EXPENSE
-------------
  Interest expense, net                               $    (8,854)
  Unrealized loss on marketable securities             (1,571,778)
  Loss on sale of marketable securities                (1,535,360)
                                                      ------------

          TOTAL OTHER EXPENSES                                       (3,115,992)
                                                                    ------------

          NET LOSS                                                  $(4,392,638)
                                                                    ============

NET LOSS PER COMMON SHARE-
--------------------------
  BASIC AND DILUTED                                                 $     (0.61)
  -----------------                                                 ============

WEIGHTED AVERAGE COMMON
-----------------------
  SHARES OUTSTANDING                                                  7,150,193
  ------------------                                                ============

   The accompanying notes are an integral part of these financial statements.

                                                                                                 INTERNATIONAL WIRELESS, INC.
                                                                                                (A Development Stage Company)

                                                                               CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

                                                                                         For the Year Ended December 31, 2001
-----------------------------------------------------------------------------------------------------------------------------

                                                                                                     Deficit
                                                                                                   Accumulated
                                                      Common Stock       Additional                   During
                                                 ---------------------    Paid-in    Subscription  Development
                                                   Shares      Amount     Capital     Receivable       Stage        Total
                                                 -----------  --------  -----------  ------------  ------------  ------------
Issuance of shares in exchange for marketable
  securities                                      1,483,384   $ 1,483   $3,395,466   $        --   $        --   $ 3,396,949

Issuance of common stock to consultants             155,496       156      355,931            --            --       356,087

Issuance of common stock options for services
  rendered                                               --        --      116,887            --            --       116,887

Issuance of common stock in connection with
  private placements, net of offering costs of
  $24,727                                           461,178       461    1,030,907      (143,073)           --       888,295
                                                 -----------  --------  -----------  ------------  ------------  ------------

      Subtotal                                    2,100,058     2,100    4,899,191      (143,073)           --     4,758,218

Reverse Merger (Note 1)
  Exchange of International Wireless, Inc.
    common stock                                 (2,100,058)   (2,100)       2,100            --            --            --
  Issuance of common stock to owners of
    International Wireless, Inc                   9,495,014    85,455      (85,455)           --            --
  Outstanding common stock of Origin
    Investment Group, Inc                         1,220,890    10,988     (133,720)           --            --      (122,732)
  Net loss                                               --        --           --            --    (4,392,638)   (4,392,638)
                                                 -----------  --------  -----------  ------------  ------------  ------------

BALANCE - December 31, 2001                      10,715,904   $96,443   $4,682,116   $  (143,073)  $(4,392,638)  $   242,848
                                                 ===========  ========  ===========  ============  ============  ============

      The accompanying notes are an integral part of these financial statements.

                                                    INTERNATIONAL WIRELESS, INC.
                                                   (A Development Stage Company)

                                            CONSOLIDATED STATEMENT OF CASH FLOWS

                                            For the Year Ended December 31, 2001
--------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES
------------------------------------
 Net loss                                                          $(4,392,638)
                                                                   ------------
  Adjustments to reconcile net loss to net
  cash used in operating activities:
    Depreciation and amortization                     $   12,865
    Stock-based compensation                             472,974
    Unrealized loss on marketable securities           1,571,778
    Loss on sale of marketable securities              1,535,360
 Changes in operating assets and liabilities:
    Prepaid expenses                                    (164,117)
    Security deposit                                     (41,856)
    Accounts payable and accrued expenses                171,251
                                                      -----------

          TOTAL ADJUSTMENTS                                          3,558,255
                                                                   ------------

          NET CASH USED IN OPERATING
            ACTIVITIES                                                (834,383)
                                                                   ------------

CASH FLOWS FROM INVESTING ACTIVITIES
------------------------------------
  Proceeds from sale of marketable securities            202,892
  Purchases of property and equipment                    (41,076)
  Advances under loans receivable to related parties    (302,915)
                                                      -----------

          NET CASH USED IN INVESTING
            ACTIVITIES                                                (141,099)
                                                                   ------------

CASH FLOWS FROM FINANCING ACTIVITIES
------------------------------------
Net proceeds from notes payable, related parties         146,830
Payments on capital lease obligations                     (5,333)
Net proceeds from issuance of common stock               888,295
                                                      -----------

          NET CASH PROVIDED BY FINANCING
            ACTIVITIES                                             $ 1,029,792
                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

                                            INTERNATIONAL  WIRELESS,  INC.
                                          (A  Development  Stage  Company)

                      CONSOLIDATED  STATEMENT  OF  CASH  FLOWS,  Continued

                                      For the Year Ended December 31, 2001
--------------------------------------------------------------------------


          NET INCREASE IN CASH AND CASH
            EQUIVALENTS                                        $   54,310

CASH AND CASH EQUIVALENTS - Beginning                                  --
-------------------------                                      -----------

CASH AND CASH EQUIVALENTS - Ending                             $   54,310
-------------------------                                      ===========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
------------------------------------------------
  Cash paid during the year for:

    Interest                                                   $   11,728
                                                               ===========

  Non-cash investing and financing activities:

    Equipment acquired through capital leases                  $   33,839
                                                               ===========

    Issuance of shares in exchange for marketable securities   $3,396,949
                                                               ===========

    Subscription receivable in connection with issuance of
     common stock                                              $  143,073
                                                               ===========

Assets and liabilities acquired in connection with the Merger
 (Note 1):
  Marketable securities                                        $    6,360
  Property and equipment                                           12,250
  Loans payable, related party                                    (10,000)
  Accounts payable and accrued expenses                           (89,342)
  Loans payable                                                   (42,000)
                                                               -----------

          Net recapitalization in connection with Merger       $ (122,732)
                                                               ===========

The accompanying notes are an integral part of these financial statements.

                                                    INTERNATIONAL WIRELESS, INC.
                                                   (A Development Stage Company)

                                      NOTES CONSOLIDATED TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE  1  -Description  of  Business,  Going Concern Uncertainty and Management's
          ----------------------------------------------------------------------
          Plans
          -----

     The  Company  and  Nature  of  Business
     ---------------------------------------
     International Wireless, Inc. (the "Company") was incorporated on September 27, 2000 in the State of Delaware. The Company intends to acquire software companies involved in wireless technology. During the period September 27, 2000 (Incorporation) through December 31, 2000 the Company did not have any activity. Since January 2001, the Company's efforts have been devoted to raising capital and seeking out companies to acquire. Accordingly, through the date of these financial statements, the Company is considered to be in the development stage and the accompanying financial statements represent those of a development stage enterprise.

     Reverse  Merger
     ---------------
     On December 27, 2001, Origin Investment Group, Inc. ("Origin") acquired all of the Company's outstanding common stock by the issuance of 9,495,014 shares of $.009 par value common stock (the "Merger"). Simultaneously, Origin changed its name to International Wireless, Inc. and effected a one-for-nine reverse stock split, which reduced Origin's outstanding shares of common stock from 10,985,565 to 1,220,890. In connection with the Merger, the Company became a wholly owned subsidiary of Origin and the Company's officers and directors replaced Origin's officers and directors. Prior to the Merger, Origin was a non-operating "shell" corporation. Pursuant to Securities and Exchange Commission rules, the Merger of a private operating company (International Wireless, Inc.) into a non-operating public shell corporation with nominal net assets (Origin) is considered a capital transaction. Accordingly, for accounting purposes, the Merger has been treated as an acquisition of Origin by the Company and a recapitalization of the Company. The historical financial statements prior to December 27, 2001 are those of the Company. Since the Merger is a recapitalization of the Company and not a business combination, proforma information is not presented.

     In September and October 2001, a relative of the Chief Operating Officer of the Company acquired approximately 49% of Origin.

     Going  Concern  Uncertainty  and  Management's  Plans
     -----------------------------------------------------
     As shown in the accompanying financial statements, the Company incurred a net loss of $4,392,638 during the year ended December 31, 2001 resulting in a deficit accumulated during the development stage of $4,392,638. Management's plans include the raising of capital and seeking out companies to acquire. On January 11, 2002 the Company acquired Mitigo, Inc. ("Mitigo") (See Note 14). Failure to raise capital or generate revenue through the Mitigo acquisition may result in the Company depleting its available funds, being able to fund its investment pursuits and cause it to curtail or cease operations. Additionally, even if the Company does raise sufficient capital or generate revenue through Mitigo, there can be no assurances that the net proceeds or the revenue will be sufficient to enable it to develop business to a level where it will generate profits and cash flows from operations.

                                                    INTERNATIONAL WIRELESS, INC.
                                                   (A Development Stage Company)

                                      NOTES CONSOLIDATED TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE  1  -  Description  of Business, Going Concern Uncertainty and Management's
            --------------------------------------------------------------------
            Plans,
            ------
            continued

     These matters raise substantial doubt about the Company's ability to continue as a going concern. However, the accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. These financial statements do not include any adjustments relating to the recovery of the recorded assets or the classification of the liabilities that might be necessary should the Company be unable to continue as a going concern.

NOTE  2  -  Summary  of  Significant  Accounting  Policies
            ----------------------------------------------

     Cash  and  Cash  Equivalents
     ----------------------------
     For purposes of the statement of cash flows, the Company considers all short-term investments with an original maturity of three months or less to be cash equivalents.

     Consolidated  Financial  Statements
     -----------------------------------
     The consolidated financial statements include the Company and its wholly owned subsidiary. All significant intercompany transactions and balances have been eliminated in consolidation.

     Income  Taxes
     -------------
     The Company accounts for income taxes using the liability method, which requires the determination of deferred tax assets and liabilities based on the differences between the financial and tax bases of assets and liabilities using enacted tax rates in effect for the year in which differences are expected to reverse. Deferred tax assets are adjusted by a valuation allowance, if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized.

     At December 31, 2001, the Company has net operating loss carryforwards of approximately $1,200,000 which expire through 2021. Based on the fact that the Company has generated operating losses since inception, a deferred tax asset of approximately $480,000 has been offset by a valuation allowance of $480,000. At December 31, 2001, Origin also had net operating loss carryforwards. However, pursuant to Section 382 of the Internal Revenue Code these carryforwards are eliminated.

                                                    INTERNATIONAL WIRELESS, INC.
                                                   (A Development Stage Company)

                                      NOTES CONSOLIDATED TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE  2  -  Summary  of  Significant  Accounting  Policies,  continued
            ----------------------------------------------

     Property  and  Equipment  and  Depreciation
     -------------------------------------------
     Property and equipment is stated at cost and is depreciated using the straight line method over the estimated useful lives of the respective assets. Routine maintenance, repairs and replacement costs are expensed as incurred and improvements that extend the useful life of the assets are capitalized. When property and equipment is sold or otherwise disposed of, the cost and related accumulated depreciation are eliminated from the accounts and any resulting gain or loss is recognized in operations.

     Net  Loss  Per  Common  Share
     -----------------------------
     The Company computes per share amounts in accordance with Statement of Financial Accounting Standards ("SFAS") No. 128, "Earnings per Share". SFAS No. 128 eliminates the presentation of primary and fully dilutive earnings per share ("EPS") and requires presentation of basic and diluted EPS. Basic EPS is computed by dividing the income (loss) available to Common Stockholders by the weighted-average number of common shares outstanding for the period. Diluted EPS is based on the weighted-average number of shares of Common Stock and Common Stock equivalents outstanding during the periods. The effect of the Merger has been given retroactive application in the net loss per share calculation. Common stock equivalents have been excluded from the weighted average shares outstanding calculation, as inclusion is anti-dilutive.

     Use  of  Estimates  in  the  Financial  Statements
     --------------------------------------------------
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent asset and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Stock-Based  Compensation
     -------------------------
     SFAS No. 123, "Accounting for Stock-Based Compensation" prescribes accounting and reporting standards for all stock-based compensation plans, including employee stock options, restricted stock, employee stock purchase plans and stock appreciation rights. SFAS No. 123 requires employee compensation expense to be recorded (i) using the fair value method or (ii) using the intrinsic value method as prescribed by Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" ("APB 25") and related interpretations with pro forma disclosure of what net income and earnings per share would have been had the Company adopted the fair value method. The Company accounts for employee stock based compensation in accordance with the provisions of APB 25. For non-employee options and warrants, the Company uses the fair value method as prescribed in SFAS 123.

                                                    INTERNATIONAL WIRELESS, INC.
                                                   (A Development Stage Company)

                                      NOTES CONSOLIDATED TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE  2  -  Summary  of  Significant  Accounting  Policies,  continued
            ----------------------------------------------

     Fair  Value  of  Financial  Instruments
     ---------------------------------------
     SFAS No. 107, "Disclosures about Fair Value of Financial Instruments" requires that the Company disclose estimated fair values of financial instruments. The carrying amounts reported in the statement of financial position for current assets and current liabilities qualifying as financial instruments are a reasonable estimate of fair value.

     New  Accounting  Pronouncements
     -------------------------------
     In July 2001, the Financial Accounting Standards Board ("FASB") issued SFAS No. 141, "Business Combinations". SFAS No. 141 requires the purchase method of accounting for business combinations initiated after June 30, 2001 and eliminates the pooling-of-interests method.

     In July 2001, the FASB issued SFAS No. 142, "Goodwill and Other Intangible Assets", which will become effective for the Company in 2002. SFAS No. 142 requires, among other things, the discontinuance of goodwill amortization. In addition, the standard includes provisions for the reclassification of certain existing recognized intangibles as goodwill, reassessment of the useful lives of existing recognized intangibles, reclassification of certain intangibles out of previously reported goodwill and the identification of reporting units for purposes of assessing potential future impairment of goodwill.

     In  August  2001,  the  FASB  issued  SFAS  No.  144,  "Accounting  for the
     Impairment or Disposal of Long-Lived Assets". SFAS No. 144 changes the accounting for long-lived assets to be held and used by eliminating the requirement to allocate goodwill to long-lived assets to be tested for impairment, by providing a probability weighted cash flow estimation approach to deal with situations in which alternative courses of action to recover the carrying amount of possible future cash flows and by establishing a primary-asset approach to determine the cash flow estimation period for a group of assets and liabilities that represents the unit of accounting for long-lived assets to be held and used. SFAS No. 144 changes the accounting for long-lived assets to be disposed of other than by sale by requiring that the depreciable life of a long-lived asset to be abandoned be revised to reflect a shortened useful life and by requiring the impairment loss to be recognized at the date a long-lived asset is exchanged for a similar productive asset or distributed to owners in a spin-off if the carrying amount of the asset exceeds its fair value. SFAS No. 144 changes the accounting for long-lived assets to be disposed of by sale by requiring that discontinued operations no longer be recognized on a net realizable value basis (but at the lower of carrying amount or fair value less costs to sell), by eliminating the recognition of future operating losses of discontinued components before they occur and by broadening the presentation of discontinued operations in the income statement to include a component of an entity rather than a segment of a business. A component of an entity comprises operations and cash flows that can be clearly distinguished, operationally, and for financial reporting purposes, from the rest of the entity. SFAS No. 144 will become effective for the Company in 2002.

                                                    INTERNATIONAL WIRELESS, INC.
                                                   (A Development Stage Company)

                                      NOTES CONSOLIDATED TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE  2  -  Summary  of  Significant  Accounting  Policies, continued
            -----------------------------------------------

     The Company expects that the adoption of the new statements will not have a significant impact on its financial statements.


NOTE  3  -  Related  Party,  Consulting  Fees
            ---------------------------------

     On January 31, 2001 the Company entered into a three year consulting agreement with Mercury Intertrade, LTD ("Mercury") whereby Mercury will provide consulting services to negotiate and close contracts relating to wireless technology primarily in the Republic of South Africa. Mercury is owned by a relative of the Chief Operating Officer of the Company.
     Consulting fees paid in cash and issuance of marketable securities to Mercury during the year ended December 31, 2001 amounted to $113,247.


NOTE  4  -  Marketable  Securities
            ----------------------

     Companies are required to classify each of their investments into one of three categories, with different accounting for each category. At December 31, 2001, management has classified all their equity securities consisting of shares of common stock of one marketable equity security, as available-for-sale securities, which are reported at fair market value. Unrealized losses in the amount of $1,571,778 on these securities have been recorded in the consolidated statement of operations as an other-than-temporary decline in the value of marketable securities. Gains or losses on the sale of securities are recognized on a specific identification basis. The Company's investment in marketable securities at December 31, 2001 is summarized as follows:

     BALANCE - at cost                                               $ 1,665,057
     -------

     Unrealized losses                                                (1,571,778)
                                                                     ------------

     BALANCE - at fair value                                         $    93,279
     -------                                                         ============

     For the year ended December 31, 2001 there were also realized losses of $1,535,360 on the sale and exchange of available-for-sale securities.

                                                    INTERNATIONAL WIRELESS, INC.
                                                   (A Development Stage Company)

                                      NOTES CONSOLIDATED TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE  5  -  Property  and  Equipment
            ------------------------

     Property  and  equipment  at  December  31,  2001 consist of the following:

                                                                 Estimated
                                                                  Useful
                                                        2001       Lives
                                                      --------------------
     Furniture and Fixtures                           $ 15,085     7 years
     Equipment and software                             55,045     5 years
     Leasehold Improvements                             17,035     4 years
                                                      ---------
                                                        87,165

     Less: accumulated amortization and depreciation   (12,865)
                                                      ---------

     Property and Equipment, Net                      $ 74,300
                                                      =========

     Depreciation and amortization expense for the year ended December 31, 2001 was $12,865.

NOTE  6  -  Loans  Receivable,  Related  Parties
            ------------------------------------

     Loans receivable, related parties consist of the following at December 31, 2001.

     Loans  Receivable  -  Mitigo,  Inc
     ----------------------------------
     On September 1, 2001 the Company entered into a revolving credit agreement with Mitigo, whereby the Company would advance or incur expenses on behalf of Mitigo up to $600,000. The note bears interest at 6% and was due December 31, 2003. The balance due under this note receivable at December 31, 2001 was $216,091. On January 11, 2002 the Company acquired all of the issued and outstanding shares of Mitigo (See Note 14).

     Loan  Receivable  -  Atlantic  Venture  Management,  LLC
     --------------------------------------------------------
     On April, 15 2001 the Company entered into a revolving credit agreement with Atlantic Venture Management, LLC ("Atlantic") whereby the Company would advance or incur expenses on behalf of Atlantic up to $20,000. The note bears interest at 6% and is due December 31, 2003. The balance due under this note receivable at December 31, 2001 was $6,324. The Chief Executive Officer and Chief Operating Officer of the Company are also general partners of Atlantic.

     Loans  Receivable  -  Other  Related  Parties
     ---------------------------------------------
     During the year ended December 31, 2001 the Company advanced an aggregate of $70,500 to the Chief Operating Officer and a relative of the Chief Operating Officer. These loans are non-interest bearing loans and there are no formal agreements or repayment terms for these loans.

                                                    INTERNATIONAL WIRELESS, INC.
                                                   (A Development Stage Company)

                                      NOTES CONSOLIDATED TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE  7  -  Loans  Payable
            --------------

     In connection with the Merger with Origin, the Company assumed an aggregate of $42,000 in the form of short term bridge loans from three accredited investors. These bridge loans varied in duration between sixty and ninety days and bear interest at 12% per annum. As of December 31, 2001 these loans are past due and the Company has accrued interest through this date.


NOTE  8-  Notes  Payable,  Related  Parties
          ---------------------------------

     The Company has two line of credit agreements with the Chief Executive Officer and a Company which the Chief Executive Officer and a Chief Operating Officer are general partners. The total available under these agreements is $320,000 with interest rates of 6% and due dates through December 31, 2003. The lenders may opt to convert all, or part of these loans into common stock of the Company (at the market price at the time of conversion), on or before the due dates. The balance outstanding under these note agreements at December 31, 2001 was $146,830.


NOTE  9  -  Capital  Lease  Obligations
            ---------------------------

     During the year ended December 31, 2001 the Company obtained various equipment under capital leases expiring through January 2006. The assets and liabilities under these capital leases are recorded at the lower of the present values of the minimum lease payments or the fair values of the assets. The assets are included in property and equipment and are depreciated over their estimated useful lives.

     As of December 31, 2001, minimum future lease payments under these capital leases are:

                        For the
                      Years Ending
                       December 31,              Amount
     ------------------------------------------  -------

                          2002                   $10,982
                          2003                    10,982
                          2004                     7,297
                          2005                     5,454
                          2006                        88
                                                 -------

         Total minimum lease payments (forward)  $34,803
                                                 -------

                                                    INTERNATIONAL WIRELESS, INC.
                                                   (A Development Stage Company)

                                      NOTES CONSOLIDATED TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE  9  -  Capital  Lease  Obligations,  continued
            ---------------------------

                             For the
                           Years Ending
                           December 31,                  Amount
            ------------------------------------------  --------
                Total minimum lease payments (forward)  $34,803

            Less:  amounts representing interest         (6,297)
                                                        --------

                Net minimum lease payments               28,506

            Less:  current portion                       (7,986)
                                                        --------

                Long-term portion                       $20,520
                                                        ========

NOTE  10  -  Stockholders'  Equity
             ---------------------

     On January 31, 2001, the Company issued 1,483,384 shares (6,706,839 post-Merger equivalent shares) of common stock to its Chief Executive Officer, and other investors, in exchange for shares of common stock of Telehublink Inc., a publicly traded entity ("Telehublink"). These common shares issued by the Company have been valued at $3,396,949 representing the fair value of the shares of Telehublink received by the Company. During the year ended December 31, 2001, prior to the Merger the Company issued 461,178 shares (2,085,129 post-Merger equivalent shares) of common stock in private placement transactions resulting in proceeds (excluding a subscription receivable of $143,073,) net of transaction costs of $24,727, of $888,295. During the year ended December 31, 2001, prior to the Merger, the Company issued 155,496 shares (703,046 post-Merger equivalent shares) of common stock to consultants for services provided to the Company and recorded $356,087 in stock based compensation.

NOTE  11  -  Commitments  and  Contingencies
             -------------------------------

     Office  Lease
     -------------
     On January 8, 2001 the Company entered into a noncancelable operating lease for office space which commenced on May 1, 2001 and expires on July 31, 2005. The Company has paid a security deposit of $41,856 equivalent to six months of rent. The Company may elect to reduce the amount of security deposit to $20,928 provided that no event of default has occurred after the first anniversary of the commencement date.

                                                    INTERNATIONAL WIRELESS, INC.
                                                   (A Development Stage Company)

                                      NOTES CONSOLIDATED TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE  11  -  Commitments  and  Contingencies,  continued
             -------------------------------

     Minimum  fixed  rental  payments  are  as  follows:

            For the
          Year Ending
          December 31,     Amount
      ------------------  --------
            2002          $ 83,712
            2003            88,944
            2004            91,560
            2005            53,410
                          --------

            Total         $317,626
                          ========

     The Company also rents additional office space on a month-to-month basis without a formal lease agreement with a monthly rent expense of $3,000.

     Rent  expense  for  the  year  ended December 31, 2001 amounted to $71,535.

     Employment  agreements
     ----------------------
     The Company has entered into five employment agreements with employees and officers of the Company whereby the Company will pay a minimum total salary of $507,000 per annum plus bonus, annual increases and stock options. These employment agreements terminate through December 2004, however they will automatically renew annually thereafter unless terminated by the employee or the Company.


NOTE  12  -  Stock  Options
             --------------

     Effective December 27, 2001, the Company granted options to purchase 1,607,500 shares (representing post-Merger shares) of the Company's common stock to employees and consultants with exercise prices ranging from $0.40 to $0.46 per share. These options vest between one and three years and expire from one to five years from issuance date. The options issued to employees have an intrinsic value of $1,517,000. The options issued to consultants had a fair value of $435,000, calculated using the Black-Scholes options pricing model. These options will be amortized over their respective vesting periods commencing in 2002.

     During the year ended December 31, 2001, prior to the Merger, the Company issued options to purchase 50,000 shares of the Company's common stock to employees and consultants with an exercise price of $0.01 per share. These options vest over one year and have no expiration date. Compensation expense for the year ended December 31, 2001 relating to these options amounted to $116,887. On December 27, 2001, the date of the Merger, these 50,000 options were recapitalized into 226,066 options to purchase the public entity's common stock.

                                                    INTERNATIONAL WIRELESS, INC.
                                                   (A Development Stage Company)

                                      NOTES CONSOLIDATED TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE  12  -  Stock  Options,  continued
             --------------

     Transactions  involving  options  are  summarized  as  follows:

                                                           Number       Weighted
                                                             Of          Average
                                                          Options   Exercise Price
                                                         --------------------------
     Balance - January 1, 2001                                  --  $            --
     -------

     Options granted (representing post-Merger shares)   1,833,566             0.40
                                                         ---------  ---------------

     Balance - December 31, 2001                         1,833,566  $          0.40
     -------                                             =========  ===============

     Pro forma information regarding net loss and net loss per share is required by SFAS 123, and has been determined as if the Company had accounted for its employee stock options under the fair value method of SFAS 123. The fair value for these options was estimated at the date of grant using a Black-Scholes option-pricing model with the following weighted-average assumptions for the year ended December 31, 2001.

     Assumptions
     -------------------------------------------------------------------

     Risk-free rate                                         2.26 - 5.43%
     Dividend yield                                                 N/A
     Volatility factor of the expected market price of the
       Company's common stock                                       298%
     Average life                                           4 -10 years

     For purposes of pro forma disclosures, the estimated fair value of the options is amortized to expense over the vesting period of the options. Accordingly, there is no difference between actual and pro forma results during the year ended December 31, 2001.

     The following table summarizes information concerning stock options outstanding at December 31, 2001.

                                          Weighted Average
                                              Remaining
     Exercise Price   Number Outstanding  Contractual Life  Number Exercisable
     ---------------  ------------------  ----------------  ------------------
     $          0.01             226,066     No expiration                   0
     $  0.40 - $0.46           1,607,500         4.6 years                   0

                                                    INTERNATIONAL WIRELESS, INC.
                                                   (A Development Stage Company)

                                      NOTES CONSOLIDATED TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE  13  -  Warrants
             --------

     In connection with the Merger on December 27, 2001, the Company assumed an aggregate of 1,614,482 warrants which were issued by Origin prior to the Merger. These warrants have exercise prices ranging from $0.10 to $13.50, are fully vested and expire on February 10, 2006.

     Transactions  involving  warrants  are  summarized  as  follows:

                                                                        Number       Weighted
                                                                          Of          Average
                                                                       Warrants   Exercise Price
                                                                       -------------------------

     Balance - January 1, 2001                                                --
     -------

     Warrants assumed in the Merger (representing post-Merger shares)  1,614,482  $          0.66
                                                                       ---------

     Balance - December 31, 2001                                       1,614,482  $          0.66
     -------                                                           =========

     The following table summarizes information concerning warrants outstanding at December 31, 2001.

                                            Weighted
                                            Average                       Weighted
                           Number          Remaining        Number         Average
     Exercise Price      Outstanding    Contractual Life  Exercisable  Exercise Price
     ---------------  ----------------  ----------------  -----------  ---------------
     0.10                225,000                5 years      225,000  $          0.10
     0.20                200,000                5 years      200,000  $          0.20
     0.40                757,301  (a)           5 years           --  $          0.40
     0.75                142,000  (a)           5 years           --  $          0.75
     1.50                248,331                5 years      248,331  $          1.50
     2.70                  8,332                5 years        8,332  $          2.70
     3.60                 25,000                5 years       25,000  $          3.60
     13.50                 8,518                5 years        8,518  $         13.50

     (a)  These  warrants  are  subject  to  a  clause  whereby  the warrants are not exercisable  until  the  Company  sends  the  warrant  holders  written confirmation  that  the  five  consecutive  trading day average closing bid price  equals  or  exceed  150%  of  the value of the exercise price of the warrants.  The  warrant holders shall have 10 business days to exercise the entire amount of the warrants pursuant to the agreement; should the warrant holders fail to exercise, the number of warrants outstanding as well as the exercise  price  are  subject  to  adjustment.

                                                    INTERNATIONAL WIRELESS, INC.
                                                   (A Development Stage Company)

                                      NOTES CONSOLIDATED TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE  14  -  Subsequent  events
             ------------------

     Acquisition  agreement
     ----------------------
     On January 11, 2002, the Company acquired 100% of the issued and outstanding stock of Mitigo for an aggregate purchase price of 4,398,000 shares of the Company's common stock to be issued to the stockholders of Mitigo ("Sellers"). An aggregate of 2,998,006 were issued to the sellers at closing and 1,399,994 shares will be held in escrow. These escrow shares will be released to the Sellers pursuant to a formula based on net income for 2002 and 2003, as defined in the agreement. Any escrow shares not released to the Sellers, will be returned to the Company.

     Settlement  Agreement
     ---------------------
     On February 19, 2002 the Company entered into a settlement agreement with a stockholder of the Company, whereby the stockholder is the holder of 133,332 warrants with an exercise price of $1.50 to purchase the Company's common stock. These warrants were assumed by the Company in connection with the Merger. The Company and the stockholder desire to settle any differences between them with reference to these warrants whereby the stockholder is granted the rights to exercise these warrants originally issued with an exercise price of $1.50 to an agreed price of $0.46 to purchase the Company's common stock.

     Exercise  of  Warrants
     ----------------------
     During the first quarter 2002, an aggregate of 350,000 warrants were exercised for $140,000 or $0.40 per warrant in exchange for 350,000 shares of the Company's common stock.

     Other  Matters
     --------------
     On December 12, 2001, the Company entered into an agreement with Origin to issue 100,000 post-Merger shares of the Company's common stock to Omar Rizvi, the former Chairman of the Board of Directors of Origin, for legal services rendered in connection with the Merger. In managements opinion, as a result of a subsequently discovered failure to disclose issues at the time of performance of the legal services, the Company cancelled the agreement and does not intend to issue the shares of common stock.

     On December 27, 2001, the Company entered into an employment agreement with Greg Laborde, then President and Chairman of the Board of Directors of Origin, whereby Mr. Laborde was to receive a salary of $78,000 plus an incentive bonus of 100,000 post-Merger shares for services rendered in connection with the Merger. Mr. Laborde would also receive up to a total of 400,000 options to purchase the Company's common stock with an exercise price of $1.00 per share subject to specified performance criteria: (i) based on Mr. Laborde arranging for equity financing including the exercise of the warrants held by the original Origin stockholders, and (ii) based on the Company meeting certain market capitalization targets within two years from the date of the Merger date, all as defined in the agreement. This agreement was due to expire December 31, 2003, and if termination was

                                                    INTERNATIONAL WIRELESS, INC.
                                                   (A Development Stage Company)

                                      NOTES CONSOLIDATED TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     without cause, then the individual would be eligible for three months salary and immediate vesting of all options as noted above.

     It is the opinion of the Company's current management and Board of Directors that there were material omissions and false disclosures relating to a November 13, 2001 proxy filing of Origin. The proxy disclosed that on August 13, 2001 the Company contacted all of its warrant holders
     (representing approximately 1,900,000 warrants), and offered that in exchange for their agreement to exercise their warrants within 10 business days of the Company giving written notice that the five day average closing bid price of the Company's common stock equaled or exceeded 150% of the redemption price of their warrants, that agreeing to so accelerate their redemption their warrants would not be subject to adjustment otherwise required in the event of a recapitalization of the Company caused by a merger, acquisition or other similar reverse split ("Callability Clause"). However, the proxy failed to disclose that:

          - Mr. Laborde and Mr. Rizvi were the holders of 400,000 of these warrants with exercise prices of $.10 and $.20.
          - The actual warrant agreements held by Mr. Laborde and Mr. Rizvi received substantially different exercise rights than as represented in the proxy; their warrant agreements did not contain the Callability Clause.

Based on the information above and certain other actions of Mr. Laborde, and in accordance with the terms of his employment agreement, the Company terminated Mr. Laborde. It is the opinion of management that this termination was for cause whereby the salary, incentive bonus of 100,000 post-Merger shares and the 400,000 performance-based options would be rescinded. In addition, the Company believes that the 400,000 warrants held by Mr. Laborde and Mr. Rizvi were improperly amended and therefore has decided not to honor them. Furthermore, the Company will make a full disclosure with respect to all of the above matters in a Form 8-K.

     The Company believes that the actions taken satisfactorily resolve all matters discussed above. However, the Company cannot predict whether any further actions or claims may arise as a result of these matters. The financial statements do not include any adjustments that may be necessary relating to the payment of salary, issuance of common stock or options to Mr. Laborde or Mr. Rizvi.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   March 12, 2002                            International Wireless, Inc.
        -----------------                          ----------------------------
                                                   (Registrant)

                                                   /s/  Stanley  A.  Young
                                                   ----------------------------
                                                     Stanley A. Young, CEO

                                                   /s/  Michael Dewar
                                                   ----------------------------
                                                     Michael Dewar, President